               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                     ______________________
                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934


               Filed by the Registrant X
               Filed by a Party other than the Registrant

               Check the appropriate box:
                         Preliminary Proxy Statement
                         Confidential, for Use of the Commission Only
                          (as permitted by Rule 14a-6(e)(2))
                       X Definitive Proxy Statement
                         Definitive Additional Materials
                         Soliciting Material Pursuant to 240.14a-11(c) or
                          240.14a-12

                        Synthetech, Inc.
        (Name of Registrant as Specified in Its Charter)

                               N/A
       (Name of Person(s) Filing Proxy Statement, if other
                      than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 X No fee required.
   Fee computed on table below per Exchange Act Rules 14a-
    6(i)(4) and 0-11

                    CALCULATION OF FILING FEE

                               Per unit price
                                   or other      Proposed
 Title of each     Aggregate      underlying      maximum
   class of        number of       value of      aggregate
 securities to   securities to   transaction     value of     Total Fee
     which           which         computed     transaction:    Paid
  transaction     transaction    pursuant to
   applies:        applies:        Exchange
                                Act Rule 0-11:
 -------------   -------------  --------------- ------------   --------
  Fee paid previously with preliminary materials.
  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:                 Filing Party:
Form, Schedule or
Registration Statement No.:             Date Filed:

                        SYNTHETECH, INC.

                       1290 Industrial Way
                      Albany, Oregon  97321

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD JULY 15, 1999

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Synthetech, Inc., an Oregon corporation (the "Company"), will be held at the Portland Hilton, 921 S.W. Sixth Avenue, Portland, Oregon on July 15, 1999, at 1:30 p.m., Pacific Time, for the following purposes:

     1. To elect two Class II Board members for a term of three years.

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only holders of record of the Company's Common Stock at the close of business on June 10, 1999 will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A list of such shareholders will be available for the inspection of any shareholder, for any purpose germane to the meeting, at least 10 days prior to the Annual Meeting at the offices of the Company at 1290 Industrial Way, Albany, Oregon.

     To assure their representation at the meeting, shareholders are urged to mark, sign, date and return the enclosed proxy as promptly as possible, even if they plan to attend the meeting. Any shareholder attending the meeting may vote in person, even if he or she has returned a proxy, if the proxy is revoked in the manner described in the accompanying Proxy Statement.

                          BY ORDER OF THE BOARD OF DIRECTORS,

                          Charles B. Williams
                          Secretary
June 23, 1999
Albany, Oregon


     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THIS MEETING IN PERSON, PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT SO THAT YOUR SHARES WILL BE VOTED. IN THE EVENT YOU ARE PRESENT AT THE MEETING AND WISH TO DO SO, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                        SYNTHETECH, INC.

                       1290 Industrial Way
                      Albany, Oregon  97321


                         PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Synthetech, Inc., an Oregon corporation (the "Company"), for use at the Annual Meeting of Shareholders which will be held on July 15, 1999 at 1:30 p.m., Pacific Time at the Portland Hilton, 921 S.W. Sixth Avenue, Portland, Oregon. This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders (the "Notice") and form of proxy card were first mailed to shareholders on or about June 25, 1999.



                             PROXIES

     The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

     Please MARK, SIGN and DATE the enclosed proxy card and RETURN it promptly in the enclosed envelope provided for this purpose.

                      REVOCATION OF PROXIES

     Any shareholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise: (i) by giving written notice to the Company of such revocation; (ii) by voting in person at the meeting; or (iii) by executing and delivering to the Secretary of the Company a proxy dated a later date.

                ACTION TO BE TAKEN UNDER PROXIES

The shares represented by proxies in the form solicited by the Board of Directors of the Company will be voted at the Annual Meeting if the proxy is properly executed and is returned to the Secretary of the Company prior to the Annual Meeting. Where a choice is specified with respect to the matter being voted upon, the shares represented by the proxy will be voted in accordance with such specification. The proxy may specify approval of all nominees for directors of the Company, or may withhold approval to vote for any or all of the nominees presented. If no specification is indicated, such shares will be voted in favor of the nominees for directors.

     Although the Company is not aware of any matters to be voted upon at the meeting other than as stated herein and in the accompanying Notice of Annual Meeting of Shareholders, if any other matters are properly brought before the Annual Meeting, the enclosed proxy gives discretionary authority to the persons named in such proxy to vote the shares with respect to any of such matters.

                    OUTSTANDING COMMON STOCK

     On June 10, 1999, the record date for shareholders entitled to vote at the Annual Meeting, the Company had outstanding 14,251,630 shares of common stock, par value $.001 per share (the "Common Stock"), each share of which entitles the holder to one vote at the Annual Meeting. Only shareholders of record at the close of business on June 10, 1999, are entitled to notice of, and to vote at, the Annual Meeting.

                         QUORUM, VOTING

     The presence of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual
Meeting, either in person or by proxy, is required to constitute a quorum at the Annual Meeting.

     On all matters submitted to a vote of the shareholders at the Annual Meeting, each shareholder shall be entitled to one vote for each share of Common Stock owned of record by such shareholder at the close of business on June 10, 1999.

     If you find it inconvenient to attend the meeting in person, your stock will be represented and voted if you will execute and mail the enclosed proxy card. Management urges each shareholder to attend the meeting or to sign and promptly return the enclosed proxy card.

                      ELECTION OF DIRECTORS

     At the 1999 Annual Meeting, two Class II directors are to be elected to hold office until the 2002 Annual Meeting, or until their successors have been duly elected and qualified. The Board of Directors proposes for election Edward M. Giles and Charles B. Williams, both of whom are now Class II directors of the Company.

     The Board of Directors currently consists of seven directors, divided into three classes, serving staggered three year terms. To accomplish this staggering, the Class I directors were initially elected to serve one year terms; the Class II directors were initially elected to serve two year terms and the Class III directors were initially elected to serve three year terms. Last year the Class I directors were reelected to a term
of three years.  This year, Mr. Giles and   Mr. Williams, whose
initial terms were for only two years, are nominated for reelection to three year terms. If either of the nominees becomes unavailable for any reason (which is not now anticipated), the proxies will vote the shares represented by each proxy for such substitute nominee as approved by the Board of Directors. Under Oregon law, if a quorum of shareholders is present at the annual meeting of shareholders, the two nominees for election as Class II directors who receive the greatest number of votes shall be elected directors. Abstentions and broker non-votes will have no effect on the results of the vote.

     The name and age of each nominee for director and each continuing term director, their principal positions and offices held in the Company, and the period of time each director has served as a director of the Company are set forth below:

                    Name, Age & Position Held   Director of the
           Class       with the Company          Company Since
           -----    -------------------------   ----------------
             I      Paul C. Ahrens (47)              1981
                    Chairman of the Board

             I      Page E. Golsan, III (61)         1991
                    Director

             II     Edward M. Giles (63)             1997
                    Director

             II     Charles B. Williams (52)         1997
                    Vice President of Finance
                    and Administration, Chief
                    Financial Officer,
                    Secretary, Treasurer and
                    Director

            III     Howard L. Farkas (75)            1985
                    Director

            III     Donald E. Kuhla, Ph.D. (56)      1997
                    Director

            III     M. ("Sreeni") Sreenivasan (50)   1995
                    President, Chief Executive
                    Officer and Director

     The following is a brief account of the business experience of each nominee and continuing term director.

Nominees for Directors
----------------------
     Term expiring in 2002

     Edward M. Giles. Mr. Giles has served as a director of the Company since 1997. Since 1989, Mr. Giles has served as Chairman of The Vertical Group, Inc., a venture capital investment firm. From 1989 to 1998, Mr. Giles also served as President of The Vertical Group, Inc. Mr. Giles was previously President of F. Eberstadt & Co., Inc., a securities firm, and Vice Chairman of Peter B. Cannell & Co., Inc., an investment management firm. He is currently a director of

McWhorter Technologies, Inc. and Ventana Medical Systems, Inc.
Mr. Giles received a B.S. in Chemical Engineering from Princeton
University and an M.S. in Industrial Management from the Massachusetts Institute of Technology.

     Charles B. Williams. Mr. Williams has served as a director of the Company since 1997. Since 1990, Mr. Williams has served as Vice President of Finance and Administration and Treasurer.
In 1995, he also became Chief Financial Officer and Secretary. Mr. Williams is responsible for accounting, administration, finance, personnel and information systems. From 1988 to 1990, Mr. Williams served as the Controller. Prior thereto, he was Controller for White's Electronics, Inc. of Sweet Home, Oregon for 5 years. From 1976 to 1983, he held several accounting and financial positions with Teledyne Wah Chang, a metals producer in Albany, Oregon. Mr. Williams earned his B.S. in Economics and M.B.A. from Oregon State University.

Continuing Term Directors
-------------------------
     Term expiring in 2000

     Howard L. Farkas. Mr. Farkas has served as a director of the Company since 1985. Since 1981, he has been the President of Farkas Group, Inc., and since 1992 he has been President of Windsor Gardens Realty, Inc., both of which are engaged in
general real estate brokerage and management activities.   From
1984 to 1996, he was also the managing director in Manistee Gas Limited Liability Company, which is in the gas production and processing business. Mr. Farkas serves as Secretary and a director of Acquisition Industries, Inc., a publicly owned acquisition and merger company. Mr. Farkas serves as the Chairman of the Board of Logic Devices, Inc., a Sunnyvale, California company specializing in CMOS digital signal process semiconductor and SRAM chips. Since May 1988, Mr. Farkas has also been a vice president of G.A.S. Corp., which is a general partner of an Oklahoma limited partnership, Gas Acquisition Services, which filed for bankruptcy under Chapter 11. In September 1992, Mr. Farkas filed for personal protection under Chapter 7 of the federal bankruptcy laws and the court subsequently entered an order discharging his debts. Though not presently in public or private practice, he has been a certified public accountant since 1951. Mr. Farkas received a B.S. (B.A.) from the University of Denver.

     Donald E. Kuhla, Ph.D. Dr. Kuhla has served as a director of the Company since 1997. Since 1998, Dr. Kuhla has been President and Chief Operating Officer of Albany Molecular Research, Inc. (contract research organization). From 1994 to 1998, he was Vice President and Chief Technical Officer of Plexus Ventures, Inc., a biotech consulting and investment firm. From 1990 to 1994, Dr. Kuhla held senior management positions with two venture capital backed, biotechnology start-up companies. Previously, he was in research and development and operations management positions with Pfizer Inc. and Rorer Group, Inc., his last position at Rorer being Senior Vice President of Operations. Dr. Kuhla is a director of NPS Pharmaceuticals, Inc. (a biotechnology drug discovery and development company). Dr. Kuhla received a B.A. in Chemistry from New York University and a Ph.D. in Organic Chemistry from Ohio State University.

     M. "Sreeni" Sreenivasan. Mr. Sreenivasan has served as a director of the Company since 1995. He has served as President and Chief Executive Officer since 1995 and as Chief Operating Officer from 1990 through 1995. From 1988 to 1990 he was Executive Vice President and General Manager and from 1987 to 1988 he was Director of Manufacturing. Previously, he worked for Ruetgers-Nease Chemical Co. (bulk pharmaceuticals and other fine chemicals) for 13 years in various technical and manufacturing management capacities, including 7 years as Plant Manager of their Augusta, Georgia plant. Mr. Sreenivasan received his M.S. in Chemical Engineering from Bucknell University and his M.B.A. from Penn State University.

     Term expiring in 2001

     Paul C. Ahrens. Mr. Ahrens has been a director of the Company since its inception in 1981 and became Chairman of the Board in 1995. Since 1996, he has been the founder and President of Groovie Moovies, Ltd., a film production company. Mr. Ahrens, a founder of the Company, served as President and Chief Executive Officer of Synthetech from 1989 through 1995. From 1981 through 1989 he was the Vice President of Technology. He also served as Secretary of the Company from 1981 through March 1995. From 1979 to 1980, Mr. Ahrens served as Vice President of Engineering of Colorado Organic Chemical Company, an organic chemical manufacturing company located in Commerce City, Colorado. Prior thereto, Mr. Ahrens spent five years with Allied Chemical and CIBA-Geigy in various engineering and research capacities.
Mr. Ahrens holds B.S. and M.S. degrees in Chemical Engineering from M.I.T.

     Page E. Golsan, III. Mr. Golsan has served as a director of the Company since 1991. Since 1986, he has been a principal of P.E. Golsan. LLC (P.E. Golsan & Co.), a private capital management firm. From 1990 to 1992, Mr. Golsan was a senior advisor with Bane Barham & Holloway, registered investment advisors under the Investment Advisor Act of 1940. Since 1990 Mr. Golsan has been President and Chief Executive Officer of Bridgetown Capital, Inc., an investment company. From 1987 to 1989 he was the Executive Vice President of Calumet Industries, Inc., Chicago, Illinois (manufacturer and marketer of petro-chemicals and other fine chemicals). Prior to 1987, he was the President and Chief Operating Officer of the K&W Products Division (specialty chemical manufacturing) of Berkshire Hathaway, Inc. Mr. Golsan holds an M.A. in Finance from Claremont Graduate School of Business and a Doctorate in Pharmacy and a B.A. in Chemistry and Zoology, both from the University of Southern California.

Executive Officers and Key Employees
------------------------------------
     Officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors.
Mr. Sreenivasan and Mr. Williams, who are listed above, are the executive officers of the Company. In addition, the Company has the following key employees:

     Timothy D. Fitzpatrick. Mr. Fitzpatrick has served as Director of R&D and Pilot Plant Operations since October 1, 1998. From 1994 to 1998 he was the R&D Laboratory Manager. Previously, he worked for Cortech, Inc. from 1993 to 1994 and Somatogen, Inc. from 1992 to 1993 (both start-up biotechnology companies) as a research scientist in new drug discovery.

Prior to 1992, he was a research chemist in LHRH Drug Discovery at Abbott Laboratories of North Chicago, Illinois (pharmaceutical research and manufacturing). Mr. Fitzpatrick received his M.S. in Organic Chemistry from University of Wisconsin-Madison and his B.S. in Chemistry from Montana Tech.

     Mitchell R. McVay. Mr. McVay has been Director of Engineering since April 1, 1998. From 1996 to 1998 he served as the Plant Engineer. Previously Mr. McVay worked for Salsbury Chemicals Inc., a division of Cambrex Inc. (chemical manufacturing) from 1983 to 1996 in various technical and management capacities, his last position being the Manager of Engineering and Maintenance. Mr. McVay received his B.S. in Chemical Engineering from Texas A & M University.

     Joel D. Melka. Mr. Melka joined the Company as Director of Manufacturing in February 1999. From 1988 to 1999 he worked at ChemDesign Inc. (custom chemical manufacturing) in various capacities, his last position being Director of Manufacturing. From 1984 to 1988, he worked for Polaroid Corporation in various manufacturing positions. Prior to 1984, he spent 5 years as an officer in the U.S. Navy nuclear submarine service. Mr. Melka received his M.S. in Chemistry from the University of British Columbia and his B.S. in Chemistry from Michigan Technological University .

Board Meetings and Committees
-----------------------------
     During the last fiscal year, there were four meetings of the Board of Directors and the Board took action by written consent on one other occasion. During the last fiscal year, each director was present for more than 75 percent of the aggregate of
(i) the total number of meetings of the Board of Directors and
(ii) the total number of meetings held by all committees of the Board on which he served.

     The Board of Directors has established an Audit Committee, the current members of which are Howard Farkas and Page Golsan. The Audit Committee is authorized to meet with management and the Company's independent public accountants to consider fiscal accounting matters. The principal functions of the Audit Committee are to recommend selection of independent accountants to the Board of Directors and to review the scope and result of audits. The Audit Committee met once during the last fiscal year. The Company has also established a Compensation Committee, the current members of which are Paul Ahrens, Edward Giles and Page Golsan. The Compensation Committee is authorized to review and set officer compensation and to serve as the Plan Administrator in connection with all awards other than nonemployee director option grants for the 1995 Incentive Compensation Plan. The Compensation Committee met on three occasions during the last fiscal year and took action by written consent on two other occasions.

Directors' Compensation
-----------------------
     In fiscal 1997, the Company established a policy to grant all current directors who are not employees (other than Mr. Ahrens, who is a founder of the Company) a nonqualified stock option for 15,000 shares vesting at the rate of 3,000 shares at the next and each of the subsequent four annual shareholder meetings. This option is intended to provide the outside director with the equivalent of an annual grant of 3,000 shares and the Company does not anticipate granting any additional options until the end of the fifth year. The exercise price of these options will be set at the fair market value of the Common Stock on the date of the grant.

     Since fiscal 1998, the Company has provided directors who are not employees of the Company an annual fee of $4,000. The Company also established a policy to grant all new directors who are not employees a one-time nonqualified stock option for 10,000 shares which vests immediately. Thus, new directors who are not employees of the Company will receive this 10,000 share option in addition to the ongoing 15,000 share option described above. Like the 15,000 share option, the exercise price of the options will be set at the fair market value of the Common Stock on the date of grant.

Employment Agreements
---------------------
     In July, 1997, the Company entered into Employment
Agreements with Messrs. Sreenivasan, Knutson and Williams (collectively, "Executives" and individually, "Executive"). In addition to providing for an annual base salary, the Agreements have certain noncompetition and nonsolicitation provisions. Pursuant to the Agreements, the Company will pay the Executives certain payments after termination of employment for any reason other than death.
Specifically, the Company will pay an amount equal to the base salary earned by the Executive during the twelve month period immediately preceding the date of termination plus an additional amount for one year of health insurance coverage. The Company has certain rights to extend the agreements and payments under the Agreement for a total of 24 months after termination of an Executive's employment. In the event the Executive should die during the payment period, the Company's payment obligation immediately terminates. In May 1998, Mr. Knutson resigned his employment and has received payments under this Agreement for the immediate twelve month period thereafter.

Report of the Compensation Committee
------------------------------------
     The Compensation Committee sets, reviews and administers the executive compensation program of the Company and is comprised of the individuals noted below, each of whom are non-employee directors of the Company. The role of the Compensation Committee is to establish and approve salaries and other compensation paid to the executive officers of the Company and to administer the Company's stock option plan, in which capacity the Compensation Committee reviews and approves stock option grants to all employees.

     Compensation Philosophy. Synthetech's compensation philosophy is that cash compensation should be directly linked to the short-term performance of the Company and that longer-term incentives, such as stock options, should be aligned with the objective of enhancing shareholder value over the long term. The use of stock options clearly links the interests of the officers and employees of the Company to the interests of the shareholders. In addition, the Compensation Committee believes that the total compensation package must be competitive with other companies in the industry to ensure that the Company can continue to attract, retain and motivate key employees who are critical to the long-term success of the Company.

     Components of Executive Compensation. The principal components of executive compensation are base salary, bonuses and stock options.

     Base salary is set based on competitive factors and the historic salary structure for various levels of responsibility within the Company. In addition, the Company relies on bonuses in order to emphasize the importance of performance.

     The equity component of executive compensation is the stock option program. Stock options are generally granted when an executive joins the Company and, typically, on an annual basis thereafter. The options granted to the executives vest over a period of two years. The purpose of the annual option grants is to ensure that the executive always has options that vest in increments over the following two-year period. This provides a method of retention and motivation for the senior level executives of the Company and also aligns senior management's objectives with long-term stock price appreciation.

     Other elements of executive compensation are participation in a Company-wide life insurance, long-term disability insurance, medical benefits and ability to defer compensation pursuant to a 401(k) plan. Matching Company contributions to the 401(k) plan of up to 10% of eligible base pay were made in fiscal 1999.

     As a result of the Company's excellent fiscal 1999 performance, including record revenues and profits, the Compensation Committee granted significant bonuses to Mr.
Sreenivasan, the CEO, and Mr. Williams, the CFO.   Recognizing
Mr. Sreenivasan's long term efforts on behalf of the Company, the Compensation Committee also granted him a $45,000 one-time bonus payable over the next three years. Mr. Sreenivasan received $7,500 of this bonus in fiscal 1999. Consistent with its policy to create longer-term incentives, the Compensation Committee granted stock options to the executive officers, including a 24,000 share option to Mr. Sreenivasan.

                              Paul C. Ahrens
                              Edward M. Giles
                              Page E. Golsan III
                              COMPENSATION COMMITTEE OF THE BOARD
                              OF DIRECTORS

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------
     The members of the Compensation Committee are Paul C. Ahrens, Edward M. Giles and Page E. Golsan III. Mr. Ahrens is formerly an officer of the Company.

Summary of Cash and Certain Other Compensation
----------------------------------------------
     The following table provides certain summary information concerning compensation paid by the Company to those persons who were at March 31, 1999, the Company's Chief Executive Officer, Chief Financial Officer and two other key employees of the Company whose salary and bonus exceeded $100,000 during the last fiscal year (the "Named Persons") for the fiscal years ended March 31, 1999, 1998 and 1997:


                             Summary Compensation Table
                             --------------------------
                                              Long-Term        All  Other
                     Annual Compensation     Compensation   Compensation($)(2)
------------------  -----------------------   ------------- ------------------
Name and Principal   Year(1)  Salary   Bonus      Stock
 Position                       ($)     ($)      Options(#)
------------------  --------  -------  ------ -------------  -----------------
M. ("Sreeni")
 Sreenivasan          1999   165,000  71,500(3)    24,000         11,200
President & Chief     1998   150,000       -       25,000         12,500
 Exectutive Officer   1997   150,000  95,000       50,000          7,125

Charles B. Williams   1999   99,000   36,000       19,000          9,900
Vice President of     1998   88,000        -       20,000          7,950
 Finance and          1997   88,000   57,000       32,000          6,544
 Administration
 & Chief Financial
 Officer

Mitchell R. McVay     1999   85,500   24,000       19,000              -
Director of           1998   78,000        -       15,000            975
 Engineering          1997   74,250   30,000            -              -

Timothy D.            1999   71,500   30,600       35,000          4,130
 Fitzpatrick          1998   60,000    2,500        9,500          4,050
Director of R&D       1997   57,500   21,000       11,000          3,488
 and Pilot Plant
 Operations

_______________________
(1)Fiscal year ended March 31.
(2)Represents Company contributions to the account of the Named Persons under the Company's 401(k) plan.
(3)Mr. Sreenivasan was granted a special $45,000 bonus payable over three years. The fiscal 1999 bonus set forth in the table includes the initial $7,500 payment of this bonus. See "Report of the Compensation Committee" above.

Stock Option Grants in Last Fiscal Year
---------------------------------------
     The following table provides information, with respect to the Named Persons, concerning the grant of stock options during fiscal year 1999.

                Stock Options Grants in the Last Fiscal Year(1)
                -----------------------------------------------
                --------------------------------- -----------------------------
                                                  Potential Realizable Value at
                                                    Assumed Annual Rates of
                                                    Stock Price Appreciation
                       Individual Grants            (Through Expiration Date)
----          ----------------------------------- -----------------------------

                 Options      % of      Exercise
                 Granted      Total      Price    Expiration  5% per  10% per
Name          (# of Shares) Options(2)  ($/Sh)(3)    Date     year(4)  year(4)
----          ------------- ----------  --------- ----------  ------- --------
M. ("Sreeni")
 Sreenivasan      24,000       9.8%       $6.25    May 2008   $82,800 $203,760

Charles B.
 Williams         19,000       7.8%       $6.25    May 2008   $65,550 $161,310

Mitchell R.
 McVay            19,000       7.8%       $6.25    May 2008   $65,550 $161,310

Timothy D.
 Fitzpatrick      10,000       4.1%       $6.25    May 2008   $34,500  $84,900
                  25,000      10.2%       $4.38    Oct 2008   $60,370 $148,695

_______________________
(1)The Company has not granted any stock appreciation rights
  (SARs).
(2)Based on an aggregate of 244,000 options being granted to all employees during the fiscal year ended March 31, 1999.
(3)These options were granted under the Company's 1995 Incentive Compensation Plan in May 1998 to each individual for the options expiring in May 2008, and in October 1998 to Mr. Fitzpatrick for the option expiring in October 2008. Each option has an exercise price equal to the fair market value of the Company's Common Stock as of the date of the grant. These grants vest annually over a two-year period ending April 2000 for each individual for the options expiring in May 2008, and the two-year period ending October 2000 for Mr. Fitzpatrick for the option expiring in October 2008.
(4)The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future prices for its Common Stock.

Stock Option Exercises in Last Fiscal Year and Fiscal Year-End
--------------------------------------------------------------
                    Stock Option Values
                    -------------------

     The following table provides information, with respect to the Named Persons, concerning the options granted to them during the last fiscal year and the options held by them at March 31, 1999.

 Option Exercises in Last Fiscal Year and Fiscal Year End Stock Option Values
 ----------------------------------------------------------------------------
                                        Number of
                                       Unexercised       Value of Unexercied In-
                                        Options at        the-Money Options at
                Shares                Fiscal Year End     Fiscal Year End($)(1)
              Acquired on   Value     ------------------  ---------------------
               Exercise   Realized    Exercis- Unexercis-  Exercis-  Unexercis-
Name              (#)        ($)       able       able       able        able
-----           ------    --------    ------  ---------- ---------   ----------
M. ("Sreeni")
 Sreenivasan    47,887    $133,605     80,613    36,500   $27,894        $0

Charles B.
 Williams            0          $0     42,000    29,000        $0        $0

Mitchell R.
 McVay           2,500     $14,350      9,000    26,500    $5,805        $0

Timothy D.
 Fitzpatrick         0          $0     15,750    39,750        $0        $0

_______________________
(1)Represents the difference between the exercise price of the options with exercise prices below $4.38 and the $4.38 closing price of the Company's Common Stock on March 31, 1999.

Comparison of Five Year Cumulative Total Return
-----------------------------------------------
     The following graph provides a comparison of the five year cumulative total stockholder return on (i) the Company's Common Stock, (ii) the Nasdaq Stock Market Index (U.S.), and (iii) the S&P Specialty Chemicals Index. The graph assumes that $100 was invested on March 31, 1994 in the Company Common Stock, the Nasdaq Stock Market Index (U.S.), and the S&P Specialty Chemicals Index, and that all dividends were reinvested. Historic stock price performance is not necessarily indicative of future stock price performance.

Edgar Representation of Data Points Used in Printed Graphic
-----------------------------------------------------------

                                         Nasdaq              S&P
                                      Stock Market       Specialty
                 Synthetech, Inc.     Index (U.S.)     Chemicals Index
                 ----------------     -------------    ---------------
         1994       $ 100.00            $ 100.00         $ 100.00

         1995          84.62              111.25           100.65

         1996         246.10              151.06           129.94

         1997         312.76              167.83           116.80

         1998         253.81              254.43           147.98

         1999         179.45              342.42           124.69

          All data points are at March 31.

  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number of shares of Common Stock and percentage of outstanding shares of Common Stock of the Company owned as of April 1, 1999, by persons who hold of record or are known to beneficially own 5% or more of the outstanding common stock of the Company, each nominee and director of the Company, the Named Persons and all officers, key employees and directors as a group.

Name and Address of         Amount and Nature      Percent
Beneficial Owner           Beneficial Ownership    of Class
-------------------        --------------------   ---------
Paul C. Ahrens                1,405,491(1)           9.9%
1290 Industrial Way
Albany, OR

M. ("Sreeni") Sreenivasan       604,154(2)           4.2%(3)

Howard L. Farkas                106,000(4)           *

Edward M. Giles                 274,000(5)           1.9%(3)

Page E. Golsan, III              44,000(6)           *

Donald M. Kuhla, Ph.D.           17,000(7)           *

Charles B. Williams             253,620(8)           1.8%(3)

Timothy D. Fitzpatrick           25,500(9)           *

Mitchell R. McVay                26,100(10)          *

Brown Capital Management      1,035,800(11)          7.3%
809 Cathedral Street
Baltimore, MD  21201

All Officers, Key             2,755,865(1)(2)(4)(5) 18.9%(3)
Employees and Directors       (6)(7)(8)(9)(10)(12)
as a Group (10 persons)

______________________
*less than 1%.
(1)Includes 6,000 shares of common stock which are owned of record by a private foundation of which Mr. Ahrens is the President. Mr. Ahrens disclaims beneficial ownership of these shares.
(2)Includes 105,113 shares of common stock which Mr. Sreenivasan has the right to acquire immediately or within sixty (60) days pursuant to employee stock options. Excludes 12,000 shares of common stock issuable pursuant to stock options held by Mr. Sreenivasan which are not exercisable now or within sixty (60) days.
(3)The denominator used in calculating the percentage is equal to the number of shares outstanding plus the number of shares the beneficial owner (or group of beneficial owners) has a right to acquire immediately or within sixty days pursuant to warrants or options.

(4)Includes 56,000 shares of common stock which Mr. Farkas has the right to acquire immediately or within sixty (60) days pursuant to stock options. Mr. Farkas disclaims ownership over 50,000 shares of common stock held in his name which have been pledged as security for a loan and over which Mr. Farkas has no voting control. Excludes 9,000 shares of common stock issuable pursuant to stock options held by Mr. Farkas which are not exercisable now or within sixty (60) days.
(5)Includes 13,000 shares of common stock which Mr. Giles has the right to acquire immediately or within sixty (60) days pursuant to stock options. Excludes 12,000 shares of common stock issuable pursuant to stock options held by Mr. Giles which are not exercisable now or within sixty (60) days. Also includes 60,000 shares of common stock held by two individuals who have granted to Mr. Giles the investment powers associated with these shares. Mr. Giles disclaims beneficial ownership over these 60,000 shares.
(6)Includes 6,000 shares of common stock which Mr. Golsan has the right to acquire immediately or within sixty (60) days pursuant to stock options. Excludes 9,000 shares of common stock issuable pursuant to stock options held by Mr. Golsan which are not exercisable now or within sixty (60) days.
(7)Includes 13,000 shares of common stock which Dr. Kuhla has the right to acquire immediately or within sixty (60) days pursuant to stock options. Excludes 12,000 shares of common stock issuable pursuant to stock options held by Dr. Kuhla which are not exercisable now or within sixty (60) days.
(8)Includes 61,500 shares of common stock which Mr. Williams has the right to acquire immediately or within sixty (60) days pursuant to employee stock options. Excludes 9,500 shares of common stock issuable pursuant to stock options held by Mr. Williams which are not exercisable now or within sixty (60) days.
(9)Includes 25,500 shares of common stock which Mr. Fitzpatrick has the right to acquire immediately or within sixty (60) days pursuant to employee stock options. Excludes 30,000 shares of common stock issuable pursuant to stock options held by Mr. Fitzpatrick which are not exercisable now or within sixty (60) days.
(10)Includes 26,000 shares of common stock which Mr. McVay has the right to acquire immediately or within sixty (60) days pursuant to employee stock options. Excludes 9,500 shares of common stock issuable pursuant to stock options held by Mr. McVay which are not exercisable now or within sixty (60) days.
(11)Based on Schedule 13(g) filings, pursuant to which Brown Capital Management disclosed controlling 1,035,800 shares of common stock with sole dispositive power. Of these shares, Brown Capital Management further disclosed that it had sole voting power over 971,500 shares of common stock.
(12)Excludes 10,000 shares of common stock issuable pursuant to stock options held by Mr. Melka which are not exercisable now or within sixty (60) days.

Schedule 16(a) Beneficial Ownership Reporting Compliance
--------------------------------------------------------
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission ("SEC"). Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended March 31, 1999, all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were complied with except that Messrs. Fitzpatrick, McVay and Melka each failed to timely file a Form 3 and Form 5.

                      SELECTION OF AUDITORS

     The Board of Directors has selected Arthur Andersen LLP as the Company's independent public accountants for the current fiscal year. Arthur Andersen LLP has audited the financial statements of the Company since the fiscal year ended March 31, 1989. It is expected that representatives of Arthur Andersen LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

                          ANNUAL REPORT

     The Annual Report to Shareholders covering the Company's fiscal year ended March 31, 1999 including audited consolidated financial statements, is transmitted herewith. Such Annual Report to Shareholders is not a part of the material for the solicitation of proxies.

                      SHAREHOLDER PROPOSALS

     Shareholders of the Company may submit proposals for inclusion in the proxy materials for the 2000 Annual Meeting of Shareholders. The proposals must meet the shareholder eligibility and other requirements of the Securities and Exchange Commission. In order for a proper shareholder proposal to be included in the proxy materials for the 2000 Annual Meeting of Shareholders, it must be received by the Secretary of the Company, at its corporate headquarters, 1290 Industrial Way, Albany, Oregon 97321, not later than February 25, 2000.

     The Company's bylaws also provide that a shareholder may not present a matter for action at a meeting (other than matters included in the notice of the meeting) unless the shareholder has delivered written notice thereof to the Secretary of the Company not less than 60 days (May 16, 2000) and not more than 90 days (April 16, 2000) prior to the first anniversary of the preceding year's annual meeting. The notice must include the information listed in the bylaw provision.




                          OTHER MATTERS

     The Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the notice of the meeting and knows of no matters to be brought before the Annual Meeting by others. If any matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the judgment of the Board of Directors.

Dated:  June 23, 1999              Charles B. Williams

                            Secretary

PROXY                         SYNTHETECH, INC.                         PROXY
                      1290 Industrial Way, Albany, OR 97321
Annual Meeting of Shareholders of Synthetech, Inc. to be held on July 15, 1999

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder(s) hereby appoint(s) M. ("Sreeni") Sreenivasan and Charles B. Williams, and either of them, Proxies with full power of substitution and hereby authorize(s) them to represent and vote, as designated below, all the shares of Common Stock held of record by the undersigned on June 10, 1999, at the Annual Meeting of Shareholders of Synthetech, Inc., to be held on July 15, 1999, or any adjournments or postponements thereof.
The undersigned hereby authorize(s) the Proxies to vote on the matters set forth in the Proxy Statement of the Company dated June 23, 1999, as follows:

     ELECTION OF DIRECTORS
     [ ] FOR all nominees listed below as Class II Directors (except as marked to the contrary below) or, if any named nominee is unable to serve, for a substitute nominee.
     [  ]  WITHHOLD AUTHORITY to vote for all nominees listed below.

                      Edward M. Giles     Charles B. Williams

IN THEIR DISCRETION, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
PLEASE SIGN ON REVERSE HEREOF AND RETURN THIS PROMPTLY.  THANK YOU.

______

  THE BOARD OF DIRECTORS HAS NOMINATED AND RECOMMENDS A VOTE FOR THE ELECTION OF EDWARD M. GILES AND CHARLES B. WILLIAMS AS CLASS II DIRECTORS.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREON BY THE UNDERSIGNED SHAREHOLDER(S). IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES.

                                          DATE:____________________

                                          SIGNATURE:_______________

                                          SIGNATURE IF HELD
                                          JOINTLY:_________________

                                          PLEASE INDICATE ANY
                                          CHANGES IN ADDRESS

                                          Please  sign name exactly
                                          as   it  appears  hereon.
                                          When  shares are held  by
                                          joint    tenants,    both
                                          should    sign.      When
                                          signing    as   attorney,
                                          executor,  administrator,
                                          trustee    or   guardian,
                                          please give full title as
                                          such.   If a corporation,
                                          please   sign   in   full
                                          corporate     name     by
                                          President    or     other
                                          authorized officer.  If a
                                          partnership, please  sign
                                          in  partnership  name  by
                                          authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.  THANK YOU.